INSURANCE BUSINESS RESULT (Tables)	3 Months Ended
Mar. 31, 2025
Disclosure of types of insurance contracts [abstract]
Summary of Underwriting Income from Insurance Business
The item composition as of the indicated dates is detailed below:

Items	03.31.25	03.31.24
Insurance revenue	133,231,919	78,095,754
Insurance service expense	(110,723,255)	(52,021,835)
Net expenses from reinsurance contracts held	5,361,378	(7,031,335)
Total	27,870,042	19,042,584